SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 3, 2004


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      BRITISH VIRGIN ISLANDS            1-11226                   98-0372112
      ----------------------            -------                   ----------
        (State or other             (Commission File            (IRS Employer
        jurisdiction of                  Number)               Identification)
         incorporation)                                             Number)

    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
                                 ---------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information under this caption is furnished by Tommy Hilfiger Corporation (the "Company") in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 3, 2004, the Company issued a press release describing its pre-tax financial results for the second quarter ended September 30, 2004 of its 2005 fiscal year. A copy of the press release is attached as Exhibit 99.1 to this report.

The press release attached as Exhibit 99.1 contains a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. To supplement fiscal second quarter pre-tax income financial results presented in accordance with GAAP, the Company is presenting a non-GAAP measure of pre-tax income for the six months ended September 30, 2003. This non-GAAP measure is adjusted from results based on GAAP to exclude the effect of a favorable litigation settlement in the quarter ended June 30, 2003.

The Company believes that this adjusted financial result provides a more meaningful comparison of its ongoing pre-tax results of operations. In addition, management uses these measures for reviewing the core operating results of the Company and for budget planning purposes. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.

ITEM 8.01.      OTHER EVENTS

On November 3, 2004, the Company issued a press release announcing the actions that the Company is taking as a result of the previously announced investigation by the U.S. Attorney's Office for the Southern District of New York.

A copy of the press release is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.


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ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits.

         99.1     Press release, dated November 3, 2004.

         99.2     Press release, dated November 3, 2004.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                               TOMMY HILFIGER CORPORATION


                                               By:   /s/ Joseph Scirocco
                                                  ------------------------------
                                                  Name:  Joseph Scirocco
                                                  Title: Chief Financial
                                                         Officer, Senior Vice
                                                         President and
                                                         Treasurer


Date:  November 3, 2004


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Press release, dated November 3, 2004.

99.2                       Press release, dated November 3, 2004.